Supplement to the currently effective Statements of Additional Information of each of the Portfolios listed below:

DWS Investments VIT Funds
DWS Equity 500 Index VIP
DWS RREEF Real Estate Securities VIP
DWS Small Cap Index VIP

--------------------------------------------------------------------------------

Shareholders of the above-listed Portfolios (the "Portfolios") have approved the election of the Portfolios' Board of Trustees and changes to the Portfolios' respective investment management agreements between the Portfolios and Deutsche Asset Management, Inc., certain fundamental investment restrictions and the Declaration of Trust.

Board of Trustees

The following replaces/supplements the relevant disclosure with respect to the Board under Management of the Trust or Trustees and Officers:

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member, that is, they are not "interested persons" (as defined by the 1940 Act) of the Trust or the Advisor, is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because each Portfolio does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth,                                                                                  Number of
Position with the                                                                                   Funds in Fund
Fund and Length of                                                                                     Complex
Time Served                   Business Experience and Directorships During the Past 5 Years            Overseen
-----------                   -------------------------------------------------------------            --------
Dawn-Marie Driscoll      President, Driscoll Associates (consulting firm); Executive Fellow,              87
(1946)                   Center for Business Ethics, Bentley College; formerly, Partner, Palmer &
Chairman since 2006      Dodge (1988-1990); Vice President of Corporate Affairs and General
Board Member since 2006  Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for
                         Business Ethics, Bentley College; Trustee, Southwest Florida Community
                         Foundation (charitable organization).  Former Directorships: Investment
                         Company Institute (audit, executive, nominating committees) and
                         Independent Directors Council (governance, executive committees)

Henry P. Becton, Jr.     President, WGBH Educational Foundation. Directorships: Association of            85
(1943)                   Public Television Stations; Becton Dickinson and Company(1) (medical
Board Member since 2006  technology company); Belo Corporation(1) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American
                         Public Television; Concord Academy; New England Aquarium; Mass.
                         Corporation for Educational Telecommunications; Committee for Economic
                         Development; Public Broadcasting Service


Name, Year of Birth,                                                                                  Number of
Position with the                                                                                   Funds in Fund
Fund and Length of                                                                                     Complex
Time Served                   Business Experience and Directorships During the Past 5 Years            Overseen
-----------                   -------------------------------------------------------------            --------

Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of private         87
Board Member since 2006    equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising).  Former Directorships:
                           Cloverleaf Transportation Inc. (trucking)

Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                    87
(1945)                     (1997-present).  Member, Finance Committee, Association for Asian
Board Member since 2006    Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US)
                           (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)

Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New          87
(1937)                     York University (since September 1965); Director, Japan Equity Fund,
Board Member since 1999    Inc. (since January 1992), Thai Capital Fund, Inc. (since January
                           2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee,
                           TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and
                           CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen
                           Mutual Funds (January 1985-January 2001)

Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance          87
(1946)                     Department, The Wharton School, University of Pennsylvania (since July
Board Member since 1990    1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000).  Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000)

Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)               87
(1933)                     (since 1995).  Formerly, Trustee of various investment companies
Board Member since 2002    managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
                           Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)

Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts               87
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas Jefferson
Board Member since 2002    Foundation (charitable organization) (1994 to present); Trustee,
                           Executive Committee, Philadelphia Chamber of Commerce (2001 to
                           present).  Formerly, Executive Vice President, The Glenmede Trust
                           Company (investment trust and wealth management) (1983 to 2004); Board
                           Member, Investor Education (charitable organization) (2004-2005)

Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                  87
(1935)                     consulting) (since November 1988). Formerly, Director, Financial
Board Member since 1986    Industry Consulting, Wolf & Company (consulting) (1987-1988);
                           President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock Mutual
                           Life Insurance Company, Inc. (1982-1986)



                                       2

Name, Year of Birth,                                                                                  Number of
Position with the                                                                                   Funds in Fund
Fund and Length of                                                                                     Complex
Time Served                   Business Experience and Directorships During the Past 5 Years            Overseen
-----------                   -------------------------------------------------------------            --------

William N. Searcy, Jr.   Private investor since October 2003; Trustee of 7 open-end mutual funds          87
(1946)                   managed by Sun Capital Advisers, Inc. (since October 1998). Formerly,
Board Member since 1986  Pension & Savings Trust Officer, Sprint Corporation(1)
                         (telecommunications) (November 1989-October 2003)

Jean Gleason Stromberg   Retired. Formerly, Consultant (1997-2001); Director, US Government               87
(1943)                   Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P.
Board Member since 2006  (law firm) (1978-1996). Directorships: The William and Flora Hewlett
                         Foundation; Service Source, Inc. Former Directorships: Mutual Fund
                         Directors Forum (2002-2004), American Bar Retirement Association
                         (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

Carl W. Vogt             Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);                 85
(1936)                   formerly, President (interim) of Williams College (1999-2000); formerly,
Board Member since 2006  President of certain funds in the Deutsche Asset Management Family of
                         Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking);
                         American Science & Engineering (x-ray detection equipment).  Former
                         Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak);
                         formerly, Chairman and Member, National Transportation Safety Board

Interested Board Member

Name, Year of Birth,                                                                                  Number of
Position with the                                                                                   Funds in Fund
Fund and Length of                                                                                     Complex
Time Served                   Business Experience and Directorships During the Past 5 Years            Overseen
-----------                   -------------------------------------------------------------            --------

Axel Schwarzer(2)         Managing Director(3), Deutsche Asset Management; Head of Deutsche Asset         86
(1958)                    Management Americas; CEO of DWS Scudder; formerly, board member of DWS
Board Member since 2006   Investments, Germany (1999-2005); formerly, Head of Sales and Product
                          Management for the Retail and Private Banking Division of Deutsche Bank
                          in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division
                          in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)  Executive title, not a board directorship.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Portfolios since June 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Portfolio. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Portfolio, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Portfolio's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held seven (7) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair and Audit Committee Financial Expert), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Portfolio valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Portfolio's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Portfolio.

The Board has established two Investment Oversight Committees, one focusing on portfolios primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on portfolios primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with the Portfolios' portfolio managers and other investment personnel to review the relevant Portfolios' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee (formerly known as the Marketing/Shareholder Servicing Committee) oversees (i) the quality, costs and types of shareholder services provided to the Portfolios and their shareholders, and (ii) the distribution-related services provided to the Portfolios and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Portfolios, including the handling of pending or threatened litigation or regulatory action involving the Portfolios, (ii) general compliance matters relating to the Portfolios and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Portfolio's total operating expense levels, (ii) oversees the provision of administrative services to the Portfolios, including the Portfolios' custody, fund accounting and insurance arrangements, and (iii) reviews the Portfolios' investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from each Portfolio for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at
directors'   educational  seminars  or  conferences,   service  on  industry  or
association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolios or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Portfolios, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolios. The following tables show compensation from each Portfolio and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2005. Mss. Driscoll and Stromberg and Messrs. Becton, Fox, Froewiss and Vogt became members of the Board on May 5, 2006 and received no compensation from the Portfolios during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Portfolios and received no compensation from the Portfolios or any fund in the DWS fund complex during the relevant periods.

                                         Aggregate Compensation from Portfolio

                                    DWS Equity 500            DWS Small                      DWS RREEF
Name of Trustee                        Index VIP            Cap Index VIP            Real Estate Securities VIP
---------------                        ---------            -------------            --------------------------
 Martin J. Gruber                       $3,515                 $2,102                           $682
 Richard J. Herring                     $3,534                 $2,117                           $683
 Graham E. Jones                        $3,757                 $2,234                           $692
 Rebecca W. Rimel                       $3,804                 $2,264                           $693
 Philip Saunders, Jr.                   $3,785                 $2,259                           $693
 William N. Searcy, Jr.                 $3,914                 $2,234                           $698

                                              Total Compensation from
Name of Trustee                            Portfolio and Fund Complex(1)
---------------                            -----------------------------


Independent Trustees

Henry P. Becton, Jr.(3)(4)                          $   164,000
Dawn-Marie Driscoll(2)(3)(4)(5)                     $   203,829
Keith R. Fox(3)(4)(5)                               $   184,829
Kenneth C. Froewiss(3)(5)(6)                        $   129,687
Martin J. Gruber(7)(9)                              $   135,000
Richard J. Herring(7)(8)(9)                         $   136,000
Graham E. Jones(7)(9)                               $   144,000
Rebecca W. Rimel(7)(8)(9)                           $   146,280
Philip Saunders, Jr.(7)(9)                          $   145,000
William N. Searcy, Jr.(7)(9)                        $   150,500
Jean Gleason Stromberg(3)(4)(5)                     $   178,549
Carl W. Vogt(3)(4)(5)                               $   162,049

(1)   The Fund Complex is composed of 167 funds.

(2) Includes $19,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

(3) For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios.

(4) Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

(5) Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the board in connection with reviewing the funds' rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.

(6) Mr. Froewiss was appointed to the board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.

(7) During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.

(8) Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(9) Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Portfolios is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or a part of their deferred account shall be deemed to be invested. Distributions from the deferring Board Members' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Portfolios

As only certain Participating Insurance Companies are shareholders of the Portfolios, the Trustees do not own any shares in the Portfolios nor are they Contract Owners of the Participating Insurance Companies.

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the Board Member as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS funds registered outside the US.

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure with respect to each Portfolio under Investment Advisor or Investment Advisor and Subadvisor and
Administrator:

The Board and the shareholders approved an amended and restated investment management agreement (the "Investment Management Agreement") for the Portfolio. Pursuant to the Investment Management Agreement, the

Advisor provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, the Advisor determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio's policies as stated in its Prospectus and SAI, or as adopted by the Portfolio's Board. The Advisor will also monitor, to the extent not monitored by the Portfolio's administrator or other agent, the Portfolio's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Portfolio's Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement (unless otherwise provided in the agreement or as determined by the Portfolio's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio's custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice.

For all services provided under the Investment Management Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund                                           Management Fee Rate
----                                           -------------------

DWS Equity 500 Index VIP                       0.200% to $1 billion
                                              0.175% next $1 billion
                                              0.150% over $2 billion
DWS Small Cap Index VIP                               0.350%
DWS RREEF Real Estate Securities VIP          0.900% to $150 million
                                              0.875% next $250 million
                                              0.850% next $500 million
                                              0.825% next $1.5 billion
                                              0.800% over $2.4 billion

In addition, the Board and shareholders approved a new subadvisor approval policy for the Portfolios (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent trustees, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent trustees, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Portfolio cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Portfolio exemptive relief from existing rules. The Portfolio and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Portfolio and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Portfolio recently entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Portfolio's net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. The Advisor provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio's records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the Portfolio; establishes and monitors the Portfolio's operating expense budgets; reviews and processes the Portfolio's bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

The fundamental restrictions of each Portfolio are replaced with the following:

Under investment policies adopted by DWS Equity 500 Index VIP and DWS Small Cap Index VIP, each Portfolio may not:

     (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (3) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (4) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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

     (5) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities.

     (6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

     (7) concentrate its investments in any particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

     (8) Each Portfolio has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Under investment policies adopted by DWS RREEF Real Estate Securities VIP, the Portfolio may not:

     (1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (3) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     (4) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     (5) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities.

     (6) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

     (7) invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Portfolio may invest without limitation in securities of companies engaged principally in the real estate industry.

Organization of the Trust

The following replaces all information under Organization of the Trust with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to DWS Investments VIT Funds' series:

DWS Investments VIT Funds, formerly Scudder Investments VIT Funds, is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Portfolio's prospectus. Each share has equal rights with each other share of the same


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

class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Portfolio generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Portfolio; (c) an amendment of the Declaration of Trust; and
(d) such additional matters as may be required by law or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Portfolio is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Portfolio or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Portfolio or the Portfolio's trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio and the Portfolio may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.



               Please Retain this Supplement for Future Reference


December 27, 2006



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

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